UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 5, 2003

MADE2MANAGE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation or organization)	0-23459 (Commission File Number)	35-1665080 (I.R.S. Employer Identification Number)

450 E. 96th Street, Suite 300, Indianapolis, IN (Address of principal executive offices)	46240 (Zip Code)

Registrant's telephone number, including area code:  (317) 249-1200

ITEM 5.    Other Events

         On June 5, 2003, Made2Manage Systems, Inc. (“Made2Manage”) and Battery Ventures VI, L.P. (“Battery”) announced that they had entered into a definitive agreement whereby Made2Manage would be acquired by an affiliate of Battery. A copy of the definitive agreement is furnished as Exhibit 2.1 to this Current Report on Form 8-K.

         A copy of the press release, dated June 5, 2003, issued by Battery and Made2Manage announcing the execution of the definitive agreement is filed as Exhibit 99.1 to the Current Report on Form 8-K to this Current Report on Form 8-K.

ITEM 7.    Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(a)        Not Applicable

(b)        Not Applicable

(c)        Exhibits

2.1	Agreement and Plan of Merger, dated as of June 4, 2003, among BV Holding Company, Inc., Scottsdale Merger Sub, Inc. and Made2Manage Systems, Inc. (schedules and exhibits omitted).

99.1	Joint Press Release dated June 5, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2003	MADE2MANAGE SYSTEMS, INC. (Registrant) By: /s/ Traci M. Dolan Traci M. Dolan Vice President, Finance and Administration, Chief Financial Officer, Secretary and Treasurer